The PNC Financial Services Group, Inc. Barclays Global Financial Services Conference September 9, 2013 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary
Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2012 Form
10-K and our 2013 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-
looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder), on pretax pre-provision earnings (total revenue less noninterest expense) and on tangible book value per share (calculated as book value per share less total intangible assets, other than servicing rights, per share). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

WA
OR
ID
NV
CA
AZ
MN
WI
MI
NY
MA
CT
PA
NJ
DE
DC
MD
OH
IN
IL
WV
VA
MO
KY
NC
TN
SC
AR
GA
AL
LA
FL

Corporate & Institutional
A leader in serving middle-market,
large corporate, government and
non-profit entities
A top 10 U.S. bank-held wealth
manager
Asset Management
Residential Mortgage
National distribution capabilities and
enhanced brand recognition
(1) Rankings source: SNL DataSource; Holding companies (for assets) or Banks (for deposits, branches and ATMs) headquartered in
U.S. Assets rank excludes Morgan Stanley and Goldman Sachs.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services
worldwide
June 30, 2013 U.S. Rank
(1)
Deposits $212B 7
th
Assets $304B 7
th
Branches 2,780 4
th
ATMs 7,335 3
rd
Footprint covering nearly half of the U.S.
population
Retail Banking
Expanding our Leading Franchise

Today’s Discussion
Enhancing shareholder value through focused
execution of strategic priorities
Demonstrated progress on strategic priorities
Stronger capital position – greater flexibility for
capital returns
PNC Is Well-Positioned to Continue to Create Shareholder Value.

Well-Positioned to Deliver Long-Term Value
Targeted Outcomes
(1)
Drive growth in
newly acquired &
underpenetrated
markets
Build a stronger
Residential
Mortgage business
Manage expenses
Increase
Fee income
Expand
market share
Leverage
cross-sales
Improve operating
efficiencies
Strategic Priorities
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.
Redefine the Retail
Banking business
Capture more
investable assets

COF 12%
MTB 12%
FITB 9%
PNC 9%
JPM 4%
BAC 4%
BBT 3%
KEY 1%
-1% WFC
-2% USB
-3% RF
-4% CMA
-6% STI
Peer Average(2) 3%

-11% STI
-6% JPM
-5% PNC
-5% CMA
-3% MTB
-3% USB
-2% WFC
-2% BAC
-2% RF
0% KEY
FITB 2%
BBT 3%
COF 12%
Peer Average(2) -1%

JPM 56%
BAC 44%
PNC 42%
COF 30%
MTB 23%
KEY 11%
STI 8%
FITB 7%
WFC 3%
CMA 1%
BBT 0%
-1% USB
-5% RF
Peer Average(2) 15%

1H12-1H13
Expense growth
1H12-1H13
Revenue growth
Focused Execution Yielding Results
1H12-1H13 Pretax
Pre-provision earnings growth
(1)
(1) See Appendix for PNC reconciliation. See Notes 1 and 2 in the Appendix for further details. (2) Peer Source: SNL Datasource. See
Note 3 in the Appendix for further details.

0.94%
1.42%
1.02%
1.18%

7.80%
11.25%
9.05%
10.17%

Achieving Higher Returns
Return on average
assets
Return on average
shareholders’ common equity
PNC
1H12 1H13 1H12 1H13
Peer Average
PNC
1H12 1H13 1H12 1H13
Peer Average
(1) Peer Source: SNL DataSource. See Note 3 in the Appendix for further details.
(1)
(1)

(basis points)
800
700
600
500
400
300
200
100
0
Jan '03
Jan '04
Jan '05
Jan '06
Jan '07
Jan '08
Jan '09
Jan '10
Jan '11
Jan '12
Jan '13

MTB 41%
COF 38%
PNC 35%
JPM 34%
USB 31%
FITB 13%
CMA 11%
WFC 6%
STI 5%
BBT 3%
-2% BAC
-12% KEY
-18% RF

PNC

Optimizing Returns through the Cycle
Average
207
(1)
(1) Average is calculated from January 2, 2003 through August 2, 2013. Source: Moody’s. (2) PNC’s commercial loan balance includes commercial, commercial real estate and equipment lease financing. Peer Source: SNL Datasource except BBT, BAC, COF and JPM, which are from company reports. JPM and COF loan growth reflects commercial banking segment reported in company reports. BAC loan growth reflects U.S. commercial loan balances only, as reported in its company report.
Growth in
Commercial Loans
(2)
(12/31/09 to 6/30/13)
5 Year BBB Corporate Bond Spreads
Premium risk-
adjusted returns

44%
40%(1)
39%
39%
38%
42%
$15.1
$7.1
$5.9
$5.6
$5.9
$3.4
$9.1
$9.2
$8.7
$9.6
$4.6
(billions)
2009
2010
2011
2012
1H13
Net interest income
Noninterest income

PNC

Investing in Opportunities to Grow Fee Income
$16.2
$14.3
$15.5
$8.0
Noninterest income % of total revenue
(1) Noninterest income percentage of total revenue adjusted for pre-tax gain of $1.076 billion related to BlackRock’s acquisition of
Barclays Global Investors on December 1, 2009. See Appendix for reconciliation.

(millions)
$400
$300
$200
$100
$0
2% CAGR
9% CAGR
2009
2013
2009
2013

(millions)
$250
$200
$150
$100
$50
$0
4% CAGR
18% CAGR
2009
2013
2009
2013

Average # of products per client
4.86
5.49
6.15

Deeper Penetration and Cross-sell in Underpenetrated
Markets
Total Corporate Banking and AMG sales
Total Corporate Banking and AMG cross-sales
Actual Annualized
AMG refers to Asset Management Group. (1) 2013 sales and cross-sales through June 30, 2013 annualized.  (2) Represents PNC’s
Corporate Banking clients excluding new clients of less than three years as of 12/31/12. A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more.
Actual Annualized
Leveraging cross-sell opportunity
Product Growth
New Corporate Banking Primary
Clients
Annualized Actual
Northeast Midwest
Northeast Midwest
(1)
Actual Annualized
(1)
(1)
(1)
New client
Year 1
New client
Year 2
Existing
clients
(2)

(thousands)
676
716
6%
(billions)
10%
2Q12
2Q13
2Q12
2Q13

(new clients)
31
44
42%
(billions)
17%
2Q12
2Q13
2Q12
2Q13

(new clients)
50
95
90%
19%
50%
163%
2Q12
2Q13
2Q12
2Q13

(millions)
$150
$204
$212
$208
41%
2%
2Q12
2Q13

Building Momentum in Southeast Markets
(1)
(1) Southeast markets defined as Alabama, Georgia, North Carolina, South Carolina, Florida West, Florida. (2) Total DDA households refers to consumer accounts. (3) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (4) Asset Management
Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (5) A mortgage with a borrower as part of a residential real estate purchase transaction.
Asset Management Group Residential Mortgage
Retail Banking Corporate & Institutional Banking
Purchase
(5)
Total DDA households
(2)
Corporate Banking
new primary clients
(3)
New primary clients
(4) Refinance
$5.9
$6.5
Average Loans Average Loans
Referral sales % of total sales
$5.1
$6.0
$354
$420

4%
CAGR
$212
$210
$224
$233
(billions)
12/31/2010
12/31/2011
12/31/2012
6/30/2013

71%
CAGR
$2
$4
$6
$8
(billions)
12/31/2010
12/31/2011
12/31/2012
6/30/2013

Capturing More Investable Assets
Highlights
Retail Banking - Brokerage Managed Account Assets
AMG
Continued momentum in asset
growth
–
Managed Account assets
increased 39% through 1H13
when compared to 1H12
–
Total Brokerage account
assets of $39 billion up 8% at
end of 2Q13 compared to end
of 2Q prior year
AUA increased 4% from
12/31/12 to 6/30/13
Core net flows (1) of $2.1 billion
in Discretionary AUM in 1H13
and $4.5 billion over last four
quarters
Fees accelerating with core net
flows and new business
AMG - Assets Under Administration (AUA)
AMG refers to Asset Management Group.  AUM refers to assets under management. (1) After adjustment to total net flows for cyclical client activities.
Retail Banking Brokerage

Old Model
Outcomes
New Model
Responses
Transforming our Retail Banking Model
Transitioning model based on innovation and premium value
Expectations of “free”
Changing customer preferences
Reduced revenue sources
Expensive distribution
New checking continuum
Fair value exchange and brand
Value-based revenue model
Redefine the branch network

Mobile
1%
Branch
86%
ATM
13%

Mobile
4%
Branch
79%
ATM
17%

8%
(millions)

17%
17%
-6%
-3%

4.0
4.3
June 2012
June 2013
Successfully migrating customers to self-service – ATM/Mobile usage increasing
Retail Banking –
Redefining the Branch Network
YTD May 2012
YTD May 2013
Active online banking customers
Total deposit transactions
Retail Banking Headcount (HC)
6 month change
Investment Professionals
Call Center Representatives
Tellers
Total HC
(Dec. 2012 vs. Jun. 2013)

Retail Banking – Redefining the Branch
Current technology initiatives
Investing in technology
–
Video advisor
–
Employee tablet
–
Video wall
–
Deposit easy ATMs
New branch formats
–
Flexible spaces
–
New sales and
services focus
–
Assisted ATM
–
Video teller
–
Instant card
issuance
–
Mobile tablet
account opening
Future technology initiatives
Proprietary, joint research – PNC
Financial Innovation Center with
Carnegie Mellon University

Industry
PNC
PNC's Seamless Delivery
70
60
50
40
30
(days)
61
54
53
47
44
40
Jun-12
Dec-12
Mar-13
Jun-13

(volume units)
PNC
MBA Industry

31%
(billions)
2Q12
2Q13

PNC

Building a Stronger Residential Mortgage Banking
Business
Improving  operational excellence and
customer experience
Purchase Applications to Close Date
(1) See Note 4 in Appendix for additional details on PNC’s mortgage origination customer loyalty. (2) A mortgage with a borrower as part of a residential real estate purchase transaction. (3) PNC Purchase Applications Source: Mortgage Finance data warehouse. (4) Mortgage Bankers
Association (MBA) Purchase Applications Source: Monthly profile of state and national mortgage activity (June 2012, June 2013) publications.
(5) Impact on the majority of Purchase applications to close date since seamless delivery program rollout began in March 2013.
Grow the Purchase business
Purchase (2) Applications
12%
29%
(3)
(4)
Purchase (2)
Refinance
$3.6
$4.7
(2Q13 vs. 2Q12)
Origination Volume
Seamless
Delivery
Rollout
(5)
PNC’s customer
loyalty
(1)
has
increased 17%
since rollout

$2.6
$2.7
$2.8
$2.4
$2.4
73%
65%
70%
61%
60%
(billions)
2Q12
3Q12
4Q12
1Q13
2Q13
Expenses
Efficiency(1)

USB 50%
COF 52%
MTB 53%
WFC 55%
BBT 57%
PNC 60%
FITB 62%
JPM 63%
RF 65%
STI 65%
CMA 67%
KEY 68%
BAC 80%

17 Executing on our Expense Objectives Noninterest expense trend (1) Noninterest expense divided by total revenue. 1H13 Efficiency (1) ratio

Basel I(1)
Proforma Basel III(2)
9.3%
9.5%
9.6%
7.5%
9.8%
8.0%
10.1%
8.2%
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

% change 12/31/2007 to 6/30/2013
PNC
$17.59
$50.13
185%
12/31/07
6/30/13
PNC 185%
WFC 117%
USB 115%
JPM 78%
MTB 74%
COF 58%
BBT 33%
FITB 3%
CMA 2%
-1% BAC
-14% STI
-35% RF
-40% KEY

PNC

Stronger Capital and Increased Value
(1) See Note 5 in the Appendix for further details. (2) Estimated without benefit of phase-ins; estimate not provided for 2Q’12 or 3Q’12. Pending completion of PNC’s evaluation of the Basel III final rules adopted in July 2013, estimates based on our understanding of the prior U.S. Basel III rule proposals issued in 2012. We do not believe the changes in the final rules from the proposals will negatively impact our common capital ratio. See
Estimated Pro forma Basel III Tier 1 Common Capital and related information in the Appendix for further details.
(3) Peer source: SNL Datasource. See Note 6 and PNC reconciliation in Appendix for further details.
Tangible Book Value Per Share
(3)
Tier 1 Common Capital Ratio

Key Take-Aways
Enhancing shareholder value through focused
execution of strategic priorities
Demonstrated progress on strategic priorities
Stronger capital position – greater flexibility for
capital returns
PNC Is Well-Positioned to Continue to Create Shareholder Value.

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,”
“look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-
looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
Changes in interest rates and valuations in debt, equity and other financial markets.
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
Slowing or reversal of the current moderate economic expansion.
Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the moderate U.S. economic expansion will persist, despite drags from Federal fiscal restraint and a European recession, and short-term interest rates will remain very low but bond yields will be higher in the second half of 2013. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
• PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet.  In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities.  Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the
Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape.  Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2012 Form 10-K and 2013 Form 10-Qs, including in the Risk
Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated
Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
Appendix

Explanatory Notes

(1) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.

(2) Pretax earnings is defined as income before income taxes and noncontrolling interests.

(3) Peer Average refers to average of the peers listed in the table on Slide 6 and Slide 28.

(4) Originations customer loyalty three month rolling average. Measure of customer loyalty based on survey responses of customers who have recently closed a loan with PNC, and their responses to three questions: Overall satisfaction, likelihood to recommend, likelihood to use again. Responses are given a rating of 1-5 (5 being the best) and all 5s are considered to be a "loyal customer".

(5) Basel I Tier 1 common capital ratio is period-end Basel I Tier 1 common capital divided by period-end Basel I risk-weighted assets.

(6) Tangible book value per share calculated as book value per share less intangible assets other than servicing rights. Peer source: SNL Datasource. PNC's book value per share was $43.60 and $68.46 at 12/31/07 and 6/30/13, respectively. See Appendix, Slide 27 for PNC reconciliation.

PNC

23 Notes Appendix

Estimated Pro forma Basel III Tier 1 Common Capital
Appendix
Basel I Tier 1 Common Capital Ratio
Dollars in millions June 30, 2013 March 31, 2013 December 31, 2012
Basel I Tier 1 common capital
$26,668 $25,680 $24,951
Basel I risk-weighted assets, including off-balance sheet instruments and market risk equivalent assets 264,750            261,491             260,847
Basel I Tier 1 common capital ratio 10.1% 9.8% 9.6%
Estimated Pro forma Basel III Tier 1 Common Capital Ratio
Dollars in millions
June 30, 2013 March 31, 2013 December 31, 2012
Basel I Tier 1 common capital $26,668 $25,680 $24,951
Less regulatory capital adjustments:
   Basel III quantitative limits (2,224)               (2,076)                (2,330)
   Accumulated other comprehensive income (a) (241) 289 276
   All other adjustments (283) (367) (396)
Estimated Basel III Tier 1 common capital $23,920 $23,526 $22,501
Estimated Basel III risk-weighted assets 290,838            293,810             301,006
Pro forma Basel III Tier 1 common capital ratio 8.2% 8.0% 7.5%
(a) Represents net adjustments related to accumulated other comprehensive income for available for sale securities and pension and other postretirement benefit plans.
We provide information below regarding PNC’s pro forma fully phased-in Basel III Tier 1 common capital ratio using PNC's estimated Basel III advanced approaches risk-weighted assets and how it differs from the Basel I Tier 1 common capital ratio. This Basel III ratio will replace the current Basel I ratio for Tier
1 common capital when PNC exits the parallel run qualification phase. The Federal Reserve Board announced final rules implementing Basel III on July 2, 2013.
PNC continues its evaluation of these rules. Pending completion of that evaluation, we have estimated our Basel III capital information set forth below based on our understanding of the prior U.S. Basel III rule proposals issued in 2012.
Tier 1 common capital as defined under the Basel III rules differs materially from Basel I. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed
10%, or in the aggregate exceed 15%, of the institution's adjusted Tier 1 common capital. Also, Basel I regulatory capital excludes certain other comprehensive income related to both available for sale securities and pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital. Basel III risk-weighted assets were estimated under the advanced approaches included in the Basel III proposed rules and application of Basel II.5, and reflect credit, market and operational risk.
PNC utilizes this capital ratio estimate to assess its Basel III capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. This Basel III capital estimate is likely to be impacted by PNC's ongoing analysis of the recently issued Basel III final rules and the ongoing evolution, validation and regulatory approval of PNC's models integral to the calculation of advanced approaches risk-weighted assets.

In millions	For the six months ended June 30, 2013	June 30, 2012	% Change
Net interest income	$4,647	$4,817	
Noninterest income	$3,372	$2,538	
Total revenue	$8,019	$7,355	
Noninterest expense	($4,830)	($5,103)	
Pretax pre-provision earnings	$3,189	$2,252	42%
Net income	$2,127	$1,357	57%

See Notes 1 and 2 on Slide 24.

PNC

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended
In millions December 31, 2009
Total noninterest income, as reported $7,145
Total revenue, as reported $16,228
Adjustments:
Pretax gain related to BlackRock's acquisition of
Barclays Global Investors on December 1, 2009
$1,076
Total noninterest income, as adjusted $6,069
Total revenue, as adjusted $15,152
Total noninterest income to total revenue, as reported 44%
Total noninterest income to total revenue, as adjusted 40%
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.

Non-GAAP to GAAP Reconcilement
Appendix
As of
In millions except per share data
Dec. 31, 2007 June 30, 2013 % Change
Common shareholders' equity $14,847 $36,347
Common shares outstanding 341                   531
Book value per common share $43.60 $68.46 57%
Goodwill and other intangible assets other than servicing rights (1) $8,850 $9,727
Common shareholders' equity less intangible assets $5,997 $26,620
Common shares outstanding 341                   531
Tangible book value per common share $17.59 $50.13 185%
PNC believes that tangible book value per common share, a non-GAAP measure, is useful as a tool to help better evaluate growth of a company's business apart from the amount, on a per share basis, of intangible assets other than servicing rights included in book value per common share.
(1) Servicing rights were $701 million and $1,501 million at December 31, 2007 and June 30, 2013, respectively.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC